EXHIBIT 10.2

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR SUCH LAWS OR, IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

PACIFIC ETHANOL, INC.

WARRANT TO PURCHASE COMMON STOCK

October 17, 2006
Void After October 17, 2007

This Certifies That, for value received, Eagle Energy, LLC, or registered assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Pacific Ethanol, Inc., a Delaware corporation (the “Company”), with its principal office at 5711 N. West Avenue, Fresno, CA 93711, up to 693,963 shares of Common Stock of the Company (the “Common Stock”).

1. Definitions. As used herein, the following terms shall have the following respective meanings:

(a) “Exercise Period” shall mean the period commencing with the date hereof and ending at 5:00 PM, Pacific Daylight Time, on October 17, 2007, unless sooner terminated as provided below.

(b) “Exercise Price” shall mean $14.41 per share, subject to adjustment pursuant to Section 5 below.

(c) “Exercise Shares” shall mean the shares of the Company’s Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5 below.

2. Exercise of Warrant. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a) An executed Notice of Exercise in the form attached hereto; and

(b) Payment of the Exercise Price in immediately available funds.

The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Notice of Exercise by the Holder shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the number of Exercise Shares remaining to be purchased hereunder.

Upon the exercise of the rights represented by this Warrant, the Company shall promptly (but in no event later than three trading days if a registration statement is in effect covering the resale of the Exercise Shares) issue and deliver, or cause to be issued and delivered, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or, if the Holder complies with the requirements of Section 10 and so designates in the Notice of Exercise, another name or names.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which the Notice of Exercise and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such Notice and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.1 Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company’s Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant in whole or in part by payment of immediately available funds, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by delivery of the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B)
    A

Where X =	the number of shares of Common Stock to be issued to the Holder

Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A =	the fair market value of one share of the Company’s Common Stock (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of Common Stock shall be: If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the fair market value as of a specified day shall be the last reported sale price of Common Stock on such exchange on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange. If the Common Stock is not so listed or admitted to unlisted trading privileges, the fair market value as of a specified day shall be the mean of the last bid and asked prices reported on such date by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not reported, the fair market value as of a specified day shall be determined in good faith by the Board of Directors of the Company.

3. Covenants of the Company.

3.1 Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will, at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. Without limiting the liability of the Company for breach of the foregoing covenants, if at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

3.2 Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Organic Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 10 calendar days prior to the applicable record or effective date on which a person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

4. Adjustment of Exercise Price; Effect of Organic Changes

4.1 Adjustment of Exercise Price. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

4.2 Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of the Company’s Common Stock shall be entitled to receive stock, securities, or other assets or property (an “Organic Change”), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, which rights to purchase and receive such shares of Common Stock shall have terminated upon the occurrence of an Organic Change and been replaced by the rights described herein) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holder of this Warrant, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

4.3 Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 4, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder.

4.4 No Impairment. The Company will not, by amendment of its governing documents or through any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefore on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

5. Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

6. Amendment and Waiver. This Warrant may be amended, and the obligations of the Company and the rights of the Holder under the Warrant may be waived, with the written consent of the Company and the Holder.

7. Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 4.999% (the “Maximum Percentage”) of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. The Company’s obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation, but in no event later than the end of the Exercise Period. By written notice to the Company, the Holder may waive the provisions of this Section of increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver to increase or decrease will apply only to the Holder and not to any other holder of warrants to purchase shares of the Company’s Common Stock.

8. No Stockholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

9. Transfer of Warrant. Subject to applicable laws and the restrictions on transfer set forth on the first page of this Warrant and compliance with this Section 9, this Warrant and all rights hereunder may be transferred by the Holder, in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to a transferee designated by Holder (the “Transferee”). It shall be condition of such transfer and the registration of the Transferee as Holder hereunder that the Transferee shall sign an investment letter, which shall include the following representations and undertakings by the Transferee and shall otherwise be in form and substance reasonably satisfactory to the Company:

9.1 Securities Are Not Registered.

(a) The Transferee understands that the Warrant and the Exercise Shares are “restricted securities” and that transfer or sale to the Transferee has not been registered under the Securities Act of 1933, as amended (the “Act”).

(b) The Transferee is acquiring the Warrant for its own account for investment only, has no present intention of distributing the Warrant or the Exercise Shares and has no arrangement or understanding with any other person regarding the distribution of the Warrant or the Exercise Shares (this representation and warranty not limiting the Transferee’s right to sell the Exercise Shares pursuant to an effective registration statement under the Act or otherwise in accordance with an exemption from registration under the Act).

(c) The Transferee recognizes that the Warrant and the Exercise Shares cannot be resold unless they are subsequently registered under the Act or an exemption from such registration is available.

(d) The Transferee is an “accredited investor,” as defined in Rule 501(a) under the Act.

9.2 Disposition of Warrant and Exercise Shares.

(a) The Transferee further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares unless and until:

(i) There is then in effect a registration statement under the Act covering such proposed disposition, such disposition is made in accordance with such registration statement and the Transferee shall have provided to the Company reasonable evidence of the manner of disposition and compliance with any applicable prospectus delivery requirements; or

(ii) The Transferee shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Transferee shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Transferee to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or applicable state securities laws.

(b) The Transferee understands and agrees that all certificates evidencing the Exercise Shares may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS OR, IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

10. Issuance of Exercise Shares in Name Other Than Holder. The Holder may designate that the Exercise Shares be issued in a name or names other than the Holder so long as the Holder shall have transferred the right to receive such Exercise Shares in a manner consistent with the requirements of Section 9.2(a).

11. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

12. Notices, etc. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the first page of this Warrant and to Holder at the address set forth on the signature page hereof, or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

13. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

14. Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California.

In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized.

Pacific Ethanol, Inc.

By: /s/ Neil M. Koehler
Name: Neil M. Koehler
Title: CEO

Accepted and Agreed:

Eagle Energy, LLC

By: /s/ David M. Flick
Name: David M. Flick
Title: President

Address for Notices:

David Fick, President
Eagle Energy, LLC
2113 Pebble Beach Lane
Brandon, SD  57005

Phone:  605-201-1087
Fax:  605-582-8850

NOTICE OF EXERCISE

TO: Pacific Ethanol, Inc.

(1)  ☐ The undersigned (the “Holder”) hereby elects to purchase ________ shares of Common Stock of Pacific Ethanol, Inc. (the “Company”) pursuant to the terms of the Warrant dated October __, 2006 (the “Warrant”), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any, due as a consequence of the issuance of shares of Common Stock to a person other than the Holder.

☐ The Holder hereby elects to purchase ________ shares of Common Stock of Pacific Ethanol, Inc. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the Warrant, and shall tender payment of all applicable transfer taxes, if any, due as a consequence of the issuance of the shares of Common Stock to a person other than the Holder.

(2)   Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or, subject to compliance by the Holder with Section 10 of the Warrant, in such other name as is specified below:

________________________
(Name)

________________________
________________________
(Address)

(3) The Holder represents that (i) the Holder understands that the issuance of the shares of Common Stock upon exercise of this Warrant has not been registered under the Securities Act of 1933, as amended (the “Securities Act”); (ii) the undersigned is an “accredited investor” within the definition set forth in Rule 501(a) of the Securities Act, and (iii) the Holder understands that the Holder must comply with the requirements of Section 9.2 of the Warrant with respect to any transfer of shares of Common Stock issued upon exercise of the Warrant.

____________________________________________ (Date)	______________________________________________________________ (Signature) ______________________________________________________________ (Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply the required information. Do not use this form to purchase shares.)

For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:_______________________________________________________________________________________________________(Please Print)

Address:_____________________________________________________________________________________________________
 (Please Print)

Dated: __________, ____

Holder’s
Signature:________________________________________

Holder’s
Address:_________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.